                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: November 17, 2003



                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada            000-17082                                N/A
------------------------            ---------                -------------------
(Jurisdiction of             (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                       (604) 707-7000
                           --------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

         ITEM 9.           REGULATION FD DISCLOSURE

QLT provided its comments on Phase III results from the anti-VEGF aptamer Macugen which were released at the American Academy of Ophthalmology, and provided its preliminary comparative analysis of such data against data from QLT's Visudyne trials. The press release announcement of the Company and its comparative analysis are both exhibited to this Form 8K and incorporated by reference.

Number            Description
------            -----------
99.1              Press Release dated November 17, 2003
99.2              Comparative Analysis


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                                  QLT Inc.
                                                          ----------------------
                                                                    (Registrant)






Date     November 17, 2003                 /s/  Paul J. Hastings
      -----------------------              -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer